PROSPECTUS SUPPLEMENT
                             DATED JUNE 10, 1997

              Templeton Foreign Smaller Companies Fund - Class I
           Templeton Foreign Smaller Companies Fund - Advisor Class
                            dated January 1, 1997





The discussion under "WHO MANAGES THE FUND? - MANAGEMENT TEAM" is amended by replacing it with the following text:


MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio since June 1997 is: Simon Rudolph and Peter A. Nori.

Simon Rudolph
Vice President of TICI

Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in economic history from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley.

Peter A. Nori
Vice President of TICI

Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. In 1994, Mr. Nori joined the Templeton organization as a research analyst specializing in small-cap companies and currently is also the portfolio manager of Templeton American Trust, Inc.